SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of June 21, 2005, by and among PERFECTDATA CORPORATION., a Delaware corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase, in the aggregate, an amount not less than $3,500,000 and not more than $10,000,000 worth of shares of the Company’s Series B Convertible Preferred Stock, par value $.01 per share (the “Series B Shares”), and common stock purchase warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) on the terms and conditions set forth herein and in the form of warrant certificate set forth as Exhibit A hereto; and

WHEREAS, the Company has filed a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock with the Secretary of State of Delaware on April 19, 2005, as corrected May 9, 2005 (“Series A Certificate of Designations”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1.        Purchase and Sale of Series B Shares and Warrants.

(a)      The purchase price for each Series B Share (the “Series B Share Purchase Price”) shall be an amount equal to the average closing price of the Common Stock on the OTC Bulletin Board for the ten trading days ended June 17, 2005 multiplied by 1000.

(b)      Subject to the satisfaction (or waiver) of the conditions to Closing (as defined in Section 9(b) below) set forth in this Agreement, each Subscriber shall purchase such number of Series B Shares equal to the result obtained by dividing the Series B Share Purchase Price into the Investment Amount indicated on the signature page hereto and a Warrants to purchase such number of Warrant Shares (as defined below) as shall equal 25% of the Shares (as defined below), and the Company shall sell such Series B Shares and Warrants to the Subscriber. The Investment Amount shall be paid in cash, and shall be payable to the Company on the Closing Date (as defined in Section 9(b) below). Within 15 business days of the Closing Date, the Company shall deliver to the Subscriber (i) a stock certificate for the number of Series B Shares purchased hereunder, such Series B Shares to be registered in the name of the Subscriber and (ii) a warrant certificate, substantially in the form set forth on Exhibit A hereto, evidencing the Warrants purchased hereunder. The Company will not issue fractional Series B Shares that would result in the issuance of fractional shares of Common Stock upon conversion of the Series B Shares. The Investment Amount will be adjusted accordingly. The shares of Common Stock issuable upon exercise of the Warrants are herein referred to as the “Warrant Shares”. The shares of Common Stock underlying the Series B Shares are herein referred to as the “Shares”. The Series B Shares, the Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.

2.        Warrants. The exercise price for each Warrant Share shall be 150% of the Series B Share Purchase Price divided by 1000. The Warrants shall be exercisable for four years from the date of issuance.

3.        Subscriber’s Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

(a)      Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Securities and Exchange Commission (the “Commission”) to review the Company’s Annual Report on Form 10-KSB for the fiscal years ended March 31, 2005 and 2004 as filed with the Commission, the Company’s current report on Form 8-K filed on April 21, 2005 and the Company’s information statement filed under Rule 14f-1on March 31, 2005, and all other Company filings made with the Commission (collectively, the “SEC Reports”). The Subscriber has considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(b)      Information on Subscriber. At the time the Subscriber was offered the Securities it was, and as of the date hereof it is an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority to purchase and own the Securities. The Subscriber is able to bear the economic risk of such investment and at the present time, is able to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(c)      Series B Shares. Attached hereto as Exhibit B is a copy of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company (the “Series B Certificate of Designations”). The Subscriber has reviewed the Series B Certificate of Designations. In addition, the Subscriber acknowledges that at the time of execution of this agreement, the Company does not have available a sufficient number of shares of Common Stock as are issuable upon the conversion or exercise of the Series B Shares and the Warrants.

(d)      Purchase of Series B Shares and Warrants. The Subscriber is purchasing the Series B Shares and the Warrants as principal for its own account and not with a view to any distribution thereof or otherwise in compliance with applicable federal and state securities laws).

(e)      Compliance with 1933 Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(f)      Non-Public Information. The Subscriber confirms that it understands that it has been provided material non-public information with respect to the Company and that if the Subscriber trades on the basis of such information or provides such information to others such person may be subject to insider trading liability or liability for violation of Regulation FD.

(g)      Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless a Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct in all material respects as of the Closing Date.

4.        Representations of the Company. The Company hereby represents and warrants to the Investor as follows:

(a)      The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full power and authority to own, lease, license and use its respective properties and assets, and to carry on its respective business as presently being conducted. The Company is duly licensed and qualified to do business and is in good standing in every jurisdiction in which the ownership, leasing, licensing or use of property and assets or the conduct of its respective business makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, property or financial condition of the Company (“Material Adverse Effect”).

(b)      All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance, sale and delivery of the Securities has been taken, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the enforceability of creditors generally and to general principles of equity.

(c)      The Securities, when issued and paid for as contemplated hereunder, shall be duly authorized, validly issued, fully paid and non-assessable.

(d)      To the Company’s knowledge and assuming the accuracy of the representations made by the Subscriber in Section 3 of this Agreement, no consent, approval, qualification, order or authorization of, or filing with, any local, state, or Federal governmental authority is required on the part of the Company in connection with the Company’s execution, delivery, or performance of this Agreement or the offer, sale or issuance of the Securities, other than (i) the filing with the Commission of one or more registration statements in accordance with Section 6, (ii) any notices of sale required to be filed with the Commission under Regulation D promulgated under the Securities Act, and (iii) the filing of any applicable state securities law filings required under applicable state securities laws.

(e)      Except as disclosed in the SEC Reports, there is no litigation, arbitration, governmental action, hearing or other proceeding (formal or informal) or claim or investigation pending against the Company or, to the best of the knowledge of the Company, threatened with respect to the Company, relating to any of its respective operations, business, properties or assets of a type required to be disclosed in the Company’s SEC Reports pursuant to Item 103 of Regulation S-B. To the Company’s knowledge, it is not in violation of any law, rule, regulation, order, judgment or decree, except for such violations which do not, individually or in the aggregate, have a Material Adverse Effect.

(f)       The Company is not in violation or breach of or in default with respect to, complying with any provision of any material contract required to be filed as an exhibit to the Company’s Commission filings pursuant to Item 601 of Regulation S-B, and each such material contract is in full force and effect and is the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors’ rights generally and to general equitable principles, the violation or breach or default of which would have a Material Adverse Effect. The Company is not in violation or breach of, or in default with respect to, any provision of its Certificate of Incorporation or Bylaws.

4A.     Agreements and Covenants of the Company. The Company agrees to use commercially reasonable efforts to, as soon as practicable, take all steps necessary and advisable to increase the number of its authorized shares of Common Stock to an amount sufficient to allow for the conversion of the Series B Shares and the exercise of the Warrants.

5.        Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) of the 1933 Act and Rule 506 of Regulation D promulgated thereunder.

6.	Transfers; Legends.

(a)      Transfers. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Subscriber, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Subscriber under this Agreement.

(b)      Shares Legend. The Subscribers agree to the imprinting of a legend on the Series B Shares and the Shares, in substantially the following form:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(c)      Warrant Legend. The Subscribers agree to the imprinting, so long as is required by this Section 6, of a legend on the Warrants, in substantially the following form:

“NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF (“WARRANT SHARES”), AS OF THE DATE OF ISSUANCE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(d).     Lockup. Notwithstanding the provisions contained in Section 7 below, the Subscriber has agreed to execute and deliver to the Company a lockup agreement, substantially in the form attached hereto as Exhibit C, providing that the Subscriber shall not, without prior written consent from the Company, sell or engage in certain other transactions described therein with respect to 50% of the Registrable Shares (as defined in Section 7(a) below) for a period of six months from the effective date of a Registration Statement.

7.	Registration Rights.
a.	Mandatory Registration Rights

(i)       No later than the earlier of (A) ninety (90) days after the date on which the Company files an amendment to its Certificate of Incorporation increasing the number of its authorized shares of Common Stock and (B) December 19, 2005 (the earlier of such dates being hereafter referred to as the “Outside Filing Date”), the Company will file with the Commission a registration statement on Form SB-2 (or, if Form SB-2 is not then available to the Company, on such form of registration statement that is then available to effect a registration of all the Shares and the Warrants Shares (collectively, the “Registrable Shares”)) for the purpose of registering under the 1933 Act all of the Registrable Shares for resale by, and for the account of, the Subscribers as selling stockholders thereunder (the “Registration Statement”). The Registration Statement shall permit the Subscribers to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Shares. The offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

(ii)      The Company agrees to use commercially reasonable efforts to cause the Registration Statement to become effective within ninety (90) days after its filing (the “Outside Effective Date”).

(iii)     The Company shall be required to keep the Registration Statement, as amended, effective until such date that is the earliest to occur of (i) the second anniversary of the Closing Date, (ii) the date when all of the Registrable Shares registered thereunder shall have been sold, and (iii) such time as all the Registrable Shares held by the Subscriber can be sold pursuant to Rule 144(k) under the 1933 Act and without compliance with the registration requirements of the 1933 Act (such date is referred to herein as the “Mandatory Registration Termination Date”). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Subscriber shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement (or any prospectus relating thereto).

(iv)     During the period beginning on the Closing Date and ending on the date of the effectiveness of the Registration Statement, the Company shall not grant any registration rights that are pari passu with or senior to the registration rights of the Investors under this Agreement if such registration rights would adversely affect the Investors’ ability to sell Registrable Shares pursuant to the Registration Statement. Except as set forth in the SEC Documents, the Company represents and warrants to the Subscribers that no stockholders other than the Subscribers have the right to sell any Common Stock or other securities of the Company pursuant to the Registration Statement other than stockholders holding an aggregate of approximately 2.0 million shares of Common Stock.

(v)      If: (A) the Company fails to file preliminary proxy materials with the SEC seeking shareholder approval of an amendment to the Company’s Certificate of Incorporation increasing the number of the Company’s authorized shares of Common Stock by July 19, 2005, or (B) the Registration Statement is not filed on or prior to the Outside Filing Date, or (C) the Registration Statement is not declared effective by the Commission on or prior to the Outside Effective Date, or (D) if the Commission reviews the Registration Statement it is not declared effective on or prior to the one hundred twentieth (120) day following the Outside Filing Date, or (E) after the effective date thereof, such Registration Statement ceases to be effective and available to the Subscribers of the Registrable Shares in violation of this Agreement (any such failure or breach being referred to as an “Event” and the date on which such Event occurs being referred to as “Event Date”), then, in addition to any other rights available to the Subscribers, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Subscriber an amount of warrants, as partial liquidated damages and not as a penalty, to purchase additional shares of Common Stock equal to 2% of the aggregate purchase price paid by such Subscriber to the Company with respect to the Registrable Shares then held by such Subscriber (“Penalty Warrants”). The Penalty Warrants pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event. The terms of the Penalty Warrant shall be identical to the terms of the Warrants sold to the Subscribers pursuant to this Agreement.

(b).     Obligations of the Company. In connection with the Company’s obligations under Section 7(a) above to file the Registration Statement with the Commission and to use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable after filing, the Company shall, as expeditiously and as reasonably as possible, subject to Section 7(g) hereof:

(i)       Prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the Mandatory Registration Termination Date;

(ii)      Furnish to the selling Subscribers such reasonable number of copies of the Registration Statement, prospectus and preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a) above) as the selling Subscribers may reasonably request, in order to facilitate the disposition of such selling Subscribers’ Registrable Shares pursuant to the Registration Statement;

(iii)     use its commercially reasonable efforts to register or qualify or cooperate with the selling Subscribers in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Subscriber under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Subscriber reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective until the Mandatory Registration Termination Date and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction; and

(iv)     Use commercially reasonable efforts to cause all such Registrable Shares registered hereunder to be listed on each trading venue on which securities of the same class issued by the Company are then listed.

(c)	Furnish Information.

(i)       It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Subscribers shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

(ii)      The Registration Statement will provide, at the request of the Subscribers, for a plan of distribution with respect to the Registrable Shares substantially as follows: “The Registrable Shares may be sold from time to time by the selling Investors. Such sales may be made on one or more exchanges or in the over-the-counter market, or otherwise at prices and at terms then prevailing or at prices related to the then-current market price, or in negotiated transactions. The Registrable Shares may be sold by selling Investors in one or more of the following types of transactions: (i) a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction; (ii) purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to the resale registration statement; (iii) an exchange distribution in accordance with the rules of such exchange; (iv) ordinary brokerage transactions and transactions in which the broker solicits purchasers; and (v) transactions between sellers and purchasers without a broker/dealer. In addition, any securities covered by the Registration Statement which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to the Registration Statement. From time to time the selling Investors may engage in short sales, short sales versus the box, puts and calls and other transactions in securities of the issuer or derivatives thereof, and may sell and deliver the shares in connection therewith. In effecting sales, brokers or dealers engaged by the selling Investors may arrange for other brokers or dealers to participate. Brokers or dealers will receive commissions or discounts from selling Investors in amounts to be negotiated immediately prior to the sale.”

(d)      Expenses of Registration. All expenses incurred by the Company in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts) shall be borne by the Company. Such fees and expenses shall include, without limitation, all registration and qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, and the fees and expenses of a single counsel for all the sellers Subscribers, but only to the extent that the fees of such counsel do not exceed $10,000.

(e)	Indemnification.

(i)       To the extent permitted by law, the Company will indemnify and hold harmless each selling Subscriber (including the partners or officers, directors and stockholders of such Subscriber), and each person, if any, who controls such selling Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act, the Exchange Act, and other federal or state securities laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (A) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, (B) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (C) arise out of any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any other federal or state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any other federal or state securities law; and the Company will reimburse such selling Subscriber (including the partners, officers, directors and stockholders of such Investor) or such controlling person for any legal or other expenses (but in no event for more than one law firm) reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(e)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, (x) in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus or any amendments or supplements to the Registration Statement, preliminary prospectus or final prospectus by the selling Subscriber, any broker/dealer acting on their behalf or controlling person with respect to them or (y) the plan of distribution described in Section 7(c)(ii).

(ii)      To the extent permitted by law, each selling Subscriber will severally and not jointly indemnify and hold harmless the Company, its “Affiliates” (as defined under the rules and regulations of the Commission), each of their respective directors, officers, partners, members and stockholders, each person, if any, who controls the Company within the meaning of the 1933 Act, any broker/dealer, any underwriter and all other selling Investors, against any losses, claims, damages or liabilities to which the Company or any such Affiliate, director, officer, partner, member, stockholder, controlling person, broker/dealer, underwriter or such other selling Subscriber may become subject to, under the 1933 Act, the Exchange Act, any other Federal securities laws, Blue Sky Laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (A) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, (B) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) arise out of any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any other federal or state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any other federal or state securities law, in each case to the extent and only to the extent (x) that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with (I) written information furnished by the selling Subscriber expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus or any such amendment or supplement, or (II) the plan of distribution described in Section 7(c)(ii), or (y) such Subscriber fails to comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Shares pursuant to the Registration Statement; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such Affiliate, director, officer, partner, member, stockholder, controlling person, broker/dealer, underwriter or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the liability of each selling subscriber hereunder (when aggregated with amounts contributed, if any, pursuant to Section 7(e)(iv)) shall be limited to the proceeds received by such Subscriber from the sale of the Registrable Securities pursuant to the Registration Statement (the “Gross Proceeds”), and provided further, however, that the indemnity agreement contained in this Section 7(e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Subscriber(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld or delayed).

(iii)     Promptly after receipt by an indemnified party under this Section 7(e) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7(e), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense; provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party’s reasonable legal fees and expenses for the period prior to the date of its participation in such defense; provided further, however, that the indemnified party (together with all indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if the representation of the indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual differing interests between the indemnified party and any other party represented by such counsel in such proceeding. Notwithstanding the foregoing, the indemnifying party shall not be obligated to pay the fees of more than one separate counsel. The failure to notify an indemnifying party of the commencement of any such action will not relieve such indemnifying party of any liability to the indemnified party under this Section 7 (except to the extent that such failure materially prejudiced the indemnifying party’s ability to defend such action), nor shall the omission so to notify an indemnifying party relieve such indemnifying party of any liability which it may have to any indemnified party otherwise other than under this Section 7(e). No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a general release from all liability in respect to such claim or litigation and otherwise in form and substance reasonably satisfactory to the indemnified party.

(iv)     If the indemnification provided in this Section 7(e) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by an Investor under this Section 7(e)(iv), when aggregated with amounts paid, if any, pursuant to Section 7(e)(ii), exceed the Gross Proceeds. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(vi)     The obligations of the Company and Subscribers under this Section 7(e) shall survive the completion of any offering of Registrable Shares pursuant to the Registration Statement under Section 7(a).

(f)      Reports Under the Exchange Act. With a view to making available to the Subscriber the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form SB-2, or any successor or substitute form, and in Rule 144; (ii) to file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the 1933 Act or the Exchange Act; and (iii) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

(g)      Selling Procedures. Any sale of Registrable Shares pursuant to the Registration Statement filed in accordance with Section 7(a) hereof shall be subject to the following conditions and procedures:

(i)	Updating the Prospectus.

(A)     If the Company informs the selling Investor that the Registration Statement or final prospectus then on file with the Commission is not current or otherwise does not comply with the 1933 Act, the Company shall use commercially reasonable efforts to provide to the selling Subscriber a current prospectus that complies with the 1933 Act as soon as practicable, but in no event later than ten (10) business days after delivery of such notice.

(B)     If the Company requires more than ten (10) business days to update the prospectus under Section 7(g)(i)(A) above, the Company shall have the right to delay the preparation of a current prospectus that complies with the 1933 Act without explanation to such Investor, subject to the limitations set forth in Section 7(g)(ii) below, for a period of not more than sixty (60) days (or two periods which total not more than ninety (90) days in the aggregate) during any twelve-month period.

(ii)      General. Notwithstanding anything in this Agreement that may be to the contrary, upon (A) any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information relating to the Registration Statement, (B) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (C) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (D) the happening of any event which makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (E) the determination of the Company’s Board of Directors that it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the Commission or that there exists material nonpublic information about the Company that the Board of Directors, acting in good faith, determines not to disclose in a registration statement, the Company, in each such case, may suspend use of the related prospectus (each a “Suspension”), in which case the Company shall promptly so notify each Investor and each Investor shall not dispose of Registrable Shares covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the selling Subscribers or until the selling Subscribers are advised in writing by the Company that the use of the applicable prospectus may be resumed; provided, however, that, notwithstanding the foregoing, the Company may suspend use of the prospectus pursuant to Sections 7(g)(i)(B), 7(g)(ii)(D) and 7(g)(ii)(E), and a selling Subscriber may be prohibited from selling or otherwise disposing of the Registrable Shares covered by the Registration

Statement or prospectus, on not more than two occasions in total during any twelve-month period and for no more than ninety (90) days in the aggregate during any such twelve-month period. The Company shall use commercially reasonable best efforts to ensure the use of the prospectus may be resumed as soon as practicable. The Company shall use commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction, at the earliest practicable moment. The Company shall, upon the occurrence of any event contemplated by clause (D), prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iii)     Each Subscriber agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Shares pursuant to the Registration Statement. Each Subscriber further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 7(g)(i) or 7(g)(ii), such Subscriber will discontinue disposition of such Registrable Shares under the Registration Statement until such Investor’s receipt of the copies of the supplemented prospectus or amended Registration Statement, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this Section 7(g).

8.        Conditions Precedent to Obligations of the Company. The obligations of the Company are subject to the fulfillment prior to or on the Closing Date (as defined in Section 10 (b) below) of the following conditions any of which may be waived by the Company in writing:

(a)      all representations and warranties of the Subscribers contained in this Agreement shall be true and correct in all respects as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date; and

(b)      all agreements and covenants of the Subscribers to be performed or complied with on or prior to the Closing Date have in all material respects been so performed or complied with.

9.        Conditions Precedent to Obligations of the Subscribers. The obligations of the Subscribers are subject to the fulfillment prior to or on the Closing Date of the following conditions any of which may be waived by the Subscribers in writing:

(a)      all representations and warranties of the Company contained in this Agreement shall be true and correct in all respects as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date; and

(b)      all obligations, agreements and covenants of the Company to be performed or complied with on or prior to the Closing Date shall have, in all respects been so performed or complied with.

10.	Miscellaneous.

(a)      Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: PerfectData Corporation, c/o Sona Mobile, Inc., 825 Third Avenue, 32nd Floor, New York, New York 10128 Attention: Mr. John Bush, President and CEO, fax: (212) 486-4469, with a copy to: Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, Attention: Joel J. Goldschmidt, Esq., telecopier: (212) 838-9190, and (ii) if to the Subscriber, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto.

(b)      Closing. The consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of Morse, Zelnick, Rose & Lander, LLP, upon receipt of good funds at its escrow account,

The Chase Manhattan Bank,

1211 Avenue of the Americas

New York, New York 10036

Account Name: Morse, Zelnick, Rose & Lander, LLP,

Attorney Trust Account

Account Number: 967086639

ABA Number: 021000021

and upon the satisfaction of all conditions set forth in Sections 7 and 8 of this Agreement, on such date as shall be determined by the Company (the “Closing Date”).

(c)      Expenses. The Company and the Subscribers shall each pay their own fees and expenses in connection with this transaction, including, but not limited to, the cost of all due diligence investigation and all legal and accounting fees.

(d)      Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and each Subscriber. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers. Any Subscriber may assign any or all of its rights hereunder to any person in connection with a transfer of any Security to such person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Subscribers.

(e)      Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(f)      Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this

Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(g)      Independent Nature of Subscribers’ Obligations and Rights. The obligations of each Subscriber hereunder are several and not joint with the obligations of any other Subscriber hereunder, and no such Subscriber shall be responsible in any way for the performance of the obligations of any other hereunder.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

Dated: June __, 2005

The Company PERFECTDATA CORPORATION a Delaware corporation
By:

Name: Title:

Subscriber

Print Name

By:

Name: Title:

Dated: June __ 2005

SUBSCRIBER’S NAME, ADDRESS AND TELECOPIER NUMBER	INVESTMENT AMOUNT

Tax ID Number:

EXHIBIT A

[Form of Warrant]

EXHIBIT B

[Certificate of Designations]

EXHIBIT C

[Lock-Up Agreement]